MLP Investment Company

KYN Quarterly Report

February 28, 2014

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:    This report of Kayne Anderson MLP Investment Company (“the Company”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Company’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; master limited partnership (“MLP”) industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Company’s investment objectives will be attained.

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Company Overview

Kayne Anderson MLP Investment Company is a non-diversified, closed-end fund that commenced operations in September 2004. Our investment objective is to obtain a high after-tax total return by investing at least 85% of our total assets in energy-related master limited partnerships and their affiliates (“MLPs”) and in other companies that operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”).

As of February 28, 2014, we had total assets of $6.6 billion, net assets applicable to our common stock of $3.8 billion (net asset value of $34.69 per share), and 108.9 million shares of common stock outstanding.

Our investments are principally in equity securities issued by MLPs, but we also may invest in debt securities of MLPs and equity/debt securities of other Midstream Energy Companies. As of February 28, 2014, we held $6.5 billion in equity investments and no debt investments.

Recent Events

On February 7, 2014, we completed an offering of $75 million of senior unsecured floating rate notes (“Notes”) to qualified institutional buyers in a private offering pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The Notes were offered at a premium to result in an effective interest rate of 3-month LIBOR plus 1.15% and issued under the same indenture as the $175 million of the Series HH floating rate Notes issued by us on August 22, 2013. A portion of the proceeds from the offering was used on February 18, 2014 to redeem the Series N Notes ($50 million), which would have matured on November 4, 2014.

On February 18, 2014, we entered into a $150 million unsecured term loan credit facility (the “Term Loan”). The Term Loan has a five-year commitment maturing on February 18, 2019, and borrowings under the Term Loan will bear interest at a rate of 3-month LIBOR plus 1.30%. We pay a fee of 0.25% per annum on any unused amount of the Term Loan. We may borrow under the Term Loan at any time until February 18, 2015, at which point any unused portion of the commitment will terminate.

On February 25, 2014, we completed a public offering of 8,000,000 shares of common stock at a price of $37.05 per share. The net proceeds of $284.7 million will be used to make additional portfolio investments and policies and for general corporate purposes.

On April 14, 2014, we reached a conditional agreement with institutional investors relating to a private placement of $140 million of Notes and $50 million of mandatory redeemable preferred stock (“MRP Shares”). The private placement is expected to close on April 30, 2014, and there will be two fundings in connection with the transaction: (a) $80 million of Notes and $50 million of MRP Shares will be issued on April 30, 2014, and (b) the remaining $60 million of Notes will be issued on July 30, 2014. The closing is subject to investor due diligence, legal documentation and other standard closing conditions. Proceeds from such offerings will be used to refinance existing indebtedness, to make new portfolio investments, and general corporate purposes.

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Our Top Ten Portfolio Investments

Listed below are our top ten portfolio investments by issuer as of February 28, 2014.

Holding	Sector	Amount ($ in millions)	Percent of Long-Term Investments
1. Enterprise Products Partners L.P.	Midstream MLP	$603.7	9.3%
2. Regency Energy Partners LP(1)	Midstream MLP	377.0	5.8
3. Plains All American Pipeline, L.P.	Midstream MLP	373.9	5.7
4. Williams Partners L.P.	Midstream MLP	370.0	5.7
5. Energy Transfer Partners, L.P.	Midstream MLP	364.0	5.6
6. MarkWest Energy Partners, L.P.	Midstream MLP	356.5	5.5
7. Kinder Morgan Management, LLC	Midstream MLP	353.1	5.4
8. DCP Midstream Partners, LP	Midstream MLP	294.0	4.5
9. ONEOK Partners, L.P.	Midstream MLP	247.7	3.8
10. Crestwood Midstream Partners LP	Midstream MLP	245.9	3.8

		$3,585.8	55.1%

(1)	The $377.0 million includes our holdings in Regency Energy Partners LP (“Regency”) as well as our holdings in PVR Partners, L.P. (“PVR”). On March 21, 2014, PVR completed its merger with Regency.

Results of Operations — For the Three Months Ended February 28, 2014

Investment Income.    Investment income totaled $11.4 million for the quarter and consisted primarily of net dividends and distributions on our investments. We received $85.2 million of dividends and distributions, of which $73.1 million was treated as return of capital and $0.8 million was treated as distributions in excess of cost basis. Other income was $0.1 million. We received $7.5 million of paid-in-kind dividends during the quarter, which are not included in investment income, but are reflected as an unrealized gain.

Operating Expenses.    Operating expenses totaled $38.0 million, including $21.1 million of net investment management fees, $10.6 million of interest expense (including non-cash amortization of new issuance premium and debt offering costs of $0.6 million) and $1.0 million of other operating expenses. Preferred stock distributions for the quarter were $5.3 million (including non-cash amortization of offering costs of $0.3 million).

Net Investment Loss.    Our net investment loss totaled $18.2 million and included a current tax benefit of $0.7 million and deferred tax benefit of $7.7 million.

Net Realized Gains.    We had net realized gains from our investments of $19.7 million, net of $1.0 million of current tax expense and $10.6 million of deferred tax expense.

Net Change in Unrealized Gains.    We had a net increase in our unrealized gains of $91.9 million. The net change consisted of a $145.9 million increase in our unrealized gains on investments and a deferred tax expense of $54.0 million.

Net Increase in Net Assets Resulting from Operations.    We had an increase in net assets resulting from operations of $93.4 million. This increase was comprised of a net investment loss of $18.2 million, net realized gains of $19.7 million and net increase in unrealized gains of $91.9 million, as noted above.

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Distributions to Common Stockholders

We pay quarterly distributions to our common stockholders, funded generally by net distributable income (“NDI”) generated from our portfolio investments. NDI is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

Income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends received (i.e., stock dividends), (c) interest income from debt securities and commitment fees from private investments in public equity (“PIPE investments”) and (d) net premiums received from the sale of covered calls.

Operating expenses include (a) investment management fees paid to our investment adviser, (b) other expenses (mostly comprised of fees paid to other service providers), (c) interest expense and preferred stock distributions and (d) current and deferred income tax expense/benefit on net investment income/loss.

Net Distributable Income (NDI)

(amounts in millions, except for per share amounts)

Three Months Ended February 28, 2014
Distributions and Other Income from Investments
Dividends and Distributions(1)	$85.2
Paid-In-Kind Dividends(1)	7.5
Other Income	0.1
Net Premiums Received from Call Options Written	0.7

Total Distributions and Other Income from Investments	93.5
Expenses
Investment Management Fee	(21.1)
Other Expenses	(1.0)
Interest Expense	(10.0)
Preferred Stock Distributions	(5.0)
Income Tax Benefit	8.3

Net Distributable Income (NDI)	$64.7

Weighted Shares Outstanding	101.4
NDI per Weighted Share Outstanding	$0.638

Adjusted NDI per Weighted Share Outstanding(2)	$0.638

Distributions paid per Common Share(3)	$0.625

(1)	See Note 2 (Investment Income) to the Financial Statements for additional information regarding paid-in-kind and non-cash dividends and distributions.

(2)	There were no adjustments during the quarter.

(3)	The distribution of $0.625 per share for the first quarter of fiscal 2014 was paid on April 11, 2014.

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants of our debt agreements and terms of our preferred stock. In determining our quarterly distribution to common stockholders, our Board of Directors considers a number of factors that include, but are not limited to:

•	NDI and Adjusted NDI generated in the current quarter;

•	Expected NDI over the next twelve months; and

•	Realized and unrealized gains generated by the portfolio.

On March 12, 2014, we declared a quarterly distribution of $0.625 per common share for the first quarter of fiscal 2014 (a total distribution of $68.1 million). The distribution represents an increase of 2.5% from the prior quarter’s distribution and an increase of 10.6% from the distribution for the quarter ended February 28, 2013. The distribution was paid on April 11, 2014.

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•

GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

•

GAAP recognizes distributions, received from MLPs, that exceed the cost basis of our securities to be realized gains and are therefore excluded from investment income, whereas the NDI calculation includes these distributions.

•

NDI includes the value of paid-in-kind dividends and distributions, whereas such amounts are not included as investment income for GAAP purposes, but rather are recorded as unrealized gains upon receipt.

•

NDI includes commitment fees from PIPE investments, whereas such amounts are generally not included in investment income for GAAP purposes, but rather are recorded as a reduction to the cost of the investment.

•

Certain of our investments in debt securities were purchased at a discount or premium to the par value of such security. When making such investments, we consider the security’s yield to maturity, which factors in the impact of such discount (or premium). Interest income reported under GAAP includes the non-cash accretion of the discount (or amortization of the premium) based on the effective interest method. When we calculate interest income for purposes of determining NDI, in order to better reflect the yield to maturity, the accretion of the discount (or amortization of the premium) is calculated on a straight-line basis to the earlier of the expected call date or the maturity of the debt security.

•

We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the fee that we received, thereby generating a profit. The premium we receive from selling call options, less (i) the premium that we pay to repurchase such call option contracts and (ii) the amount by which the market price of an underlying security is above the strike price at the time a new call option is written (if any), is included in NDI. For GAAP purposes, premiums received from call option contracts sold are not included in investment income. See Note 2 — Significant Accounting Policies for a full discussion of the GAAP treatment of option contracts.

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

The treatment of expenses included in NDI also differs from what is reported in the Statement of Operations as follows:

•

The non-cash amortization or write-offs of capitalized debt issuance costs, new issuance premiums and preferred stock offering costs related to our financings is included in interest expense and distributions on mandatory redeemable preferred stock for GAAP purposes, but is excluded from our calculation of NDI.

•

NDI also includes recurring payments (or receipts) on interest rate swap contracts (excluding termination payments) whereas for GAAP purposes, these amounts are included in the realized gains/losses section of the Statement of Operations.

Liquidity and Capital Resources

Total leverage outstanding at February 28, 2014 of $1,649 million was comprised of $1,200 million of Notes and $449 million of MRP Shares. At February 28, 2014, we did not have any borrowings outstanding under our unsecured revolving credit facility (the “Credit Facility”). Total leverage represented 25% of total assets at February 28, 2014. As of April 24, 2014, we had $195 million borrowed under our Credit Facility, and we had $1.2 million of cash.

Our Credit Facility has total commitments of $250 million and matures on March 4, 2016. The interest rate varies between LIBOR plus 1.60% and LIBOR plus 2.25%, depending on our asset coverage ratios. Outstanding loan balances accrue interest daily at a rate equal to one-month LIBOR plus 1.60% based on current asset coverage ratios. We pay a fee of 0.30% per annum on any unused amounts of the Credit Facility.

On February 18, 2014, we entered into a $150 million Term Loan. The Term Loan has a five-year commitment maturing on February 18, 2019, and borrowings under the Term Loan will bear interest at a rate of 3-month LIBOR plus 1.30%. We pay a fee of 0.25% per annum on any unused amount of the Term Loan. We may borrow under the Term Loan at any time until February 18, 2015, at which point any unused portion of the commitment will terminate. At February 28, 2014, we had no borrowings under the Term Loan.

We had $1,200 million of Notes outstanding at February 28, 2014. On February 7, 2014, we completed an offering of $75 million of Series HH Notes to qualified institutional buyers in a private offering pursuant to Rule 144A under the Securities Act. The Notes were issued under the same indenture as the $175 million of the Series HH floating rate Notes issued by us on August 22, 2013. A portion of the proceeds from the offering was used on February 18, 2014 to redeem the Series N Notes ($50 million), which would have matured on November 4, 2014. We have $60 million of Notes that mature in November 2014 that we expect to refinance during the fiscal year. The remaining Notes mature between 2015 and 2025. See Recent Events on page 1 for an update on our leverage.

As of February 28, 2014, we had $449 million of MRP Shares outstanding. The MRP Shares outstanding are subject to mandatory redemption at various dates from 2017 through 2021. See Recent Events on page 1 for an update on our leverage.

At February 28, 2014, our asset coverage ratios under the Investment Company Act of 1940, as amended (the “1940 Act”), were 452% for debt and 329% for total leverage (debt plus preferred stock). Our long-term target asset coverage ratio with respect to our debt is 375%, but at times we may be above or below our target depending on market conditions.

As of February 28, 2014, our total leverage consisted of both fixed rate (78%) and floating rate (22%) obligations. At such date, the weighted average interest/dividend rate on our total leverage was 3.58%.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 2014

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	No. of Shares/Units	Value
Long-Term Investments — 172.4%
Equity Investments(1) — 172.4%
Midstream MLP(2) — 143.3%
Access Midstream Partners, L.P.	3,048	$172,043
Arc Logistics Partners LP	795	16,023
Atlas Pipeline Partners, L.P.	839	25,797
Boardwalk Pipeline Partners, LP	994	12,236
Buckeye Partners, L.P.	2,713	198,649
Crestwood Midstream Partners LP	10,982	245,880
Crosstex Energy, L.P.	5,577	172,268
DCP Midstream Partners, LP	6,026	294,044
El Paso Pipeline Partners, L.P.	5,094	153,072
Enbridge Energy Management, L.L.C.(3)	1,598	42,750
Enbridge Energy Partners, L.P.	5,480	150,806
Energy Transfer Partners, L.P.(4)	6,555	363,982
Enterprise Products Partners L.P.(4)	8,995	603,680
Global Partners LP	2,061	78,868
Holly Energy Partners, L.P.	272	9,139
Kinder Morgan Energy Partners, LP	1,802	133,848
Kinder Morgan Management, LLC(3)	5,058	353,054
Magellan Midstream Partners, L.P.	2,850	192,874
MarkWest Energy Partners, L.P.(5)	5,584	356,513
Martin Midstream Partners L.P.	69	2,882
Midcoast Energy Partners, L.P.	437	8,948
Niska Gas Storage Partners LLC	1,813	24,009
NuStar Energy L.P.(6)	745	37,200
ONEOK Partners, L.P.	4,663	247,667
Plains All American Pipeline, L.P.(5)	6,902	373,870
PVR Partners, L.P.(7)	5,169	138,745
QEP Midstream Partners, LP	519	11,091
Regency Energy Partners LP(7)	9,077	238,260
Southcross Energy Partners, L.P.	203	3,565
Sprague Resources LP	1,470	27,147
Summit Midstream Partners, LP	1,021	41,420
Sunoco Logistics Partners L.P.	263	21,730
Tallgrass Energy Partners, LP	423	13,249
Targa Resources Partners L.P.	2,405	129,112
Western Gas Partners, LP	2,356	149,107
Williams Partners L.P.	7,458	369,973

		5,413,501

Midstream Company — 9.7%
Kinder Morgan, Inc.	1,447	46,081
ONEOK, Inc.	1,510	89,289
Plains GP Holdings, L.P.— Unregistered(5)(8)(9)	6,402	166,570
Targa Resources Corp.	308	29,766
The Williams Companies, Inc.	879	36,306

		368,012

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 2014

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description			No. of Shares/Units	Value
Shipping MLP — 6.2%
Capital Product Partners L.P.			2,841	$30,568
Capital Products Partners L.P. — Class B Units(8)(10)			3,030	32,636
Dynagas LNG Partners LP			964	21,024
Golar LNG Partners LP			1,143	34,525
KNOT Offshore Partners LP			385	11,054
Navios Maritime Partners L.P.			483	8,265
Teekay LNG Partners L.P.			417	17,397
Teekay Offshore Partners L.P.(6)			2,412	79,032

				234,501

General Partner MLP — 4.6%
Alliance Holdings GP L.P.			1,951	121,357
Crestwood Equity Partners LP			3,874	51,953

				173,310

Upstream MLP & Income Trust — 4.6%
BreitBurn Energy Partners L.P.			2,202	44,020
Enduro Royalty Trust			718	8,926
EV Energy Partners, L.P.			516	18,089
Legacy Reserves L.P.			716	18,899
LRR Energy, L.P.			464	7,930
Mid-Con Energy Partners, LP			2,352	55,427
Pacific Coast Oil Trust			578	7,924
SandRidge Mississippian Trust II			149	1,247
SandRidge Permian Trust			678	8,680
VOC Energy Trust			244	3,746

				174,888

Other — 4.0%
Alliance Resource Partners, L.P.			201	17,280
Clearwater Trust (5)(8)(11)			N/A	1,550
Exterran Partners, L.P.			2,195	65,859
Natural Resource Partners L.P.			243	3,677
SunCoke Energy Partners, L.P.			1,354	41,701
USA Compression Partners, LP			714	19,542

				149,609

Total Equity Investments (Cost — $3,765,348)				6,513,821

	Strike Price	Expiration Date	No. of Contracts	Value
Liabilities
Call Option Contracts Written(12)
Midstream MLP
NuStar Energy L.P.	$50.00	3/21/14	1,000	(130)
NuStar Energy L.P.	55.00	3/21/14	1,000	(20)

				(150)

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 2014

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description				Value
	Strike Price	Expiration Date	No. of Contracts
Shipping MLP
Teekay Offshore Partners L.P.	32.00	3/21/14	300	$(35)
Teekay Offshore Partners L.P.	33.00	3/21/14	300	(20)

				(55)

Total Call Option Contracts Written (Premiums Received — $234)				(205)

Notes				(1,200,000)
Mandatory Redeemable Preferred Stock at Liquidation Value				(449,000)
Deferred Tax Liability				(1,130,829)
Other Liabilities				(86,324)

Total Liabilities				(2,866,358)
Other Assets				131,011

Total Liabilities in Excess of Other Assets				(2,735,347)

Net Assets Applicable to Common Stockholders				$3,778,474

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	Includes limited liability companies.

(3)	Dividends are paid-in-kind.

(4)	In lieu of cash distributions, the Company has elected to receive distributions in additional units through the partnership’s dividend reinvestment program.

(5)	The Company believes that it is an affiliate of Clearwater Trust, MarkWest Energy Partners, L.P., Plains All American Pipeline, L.P. and Plains GP Holdings, L.P. (“Plains GP”). See Note 5 — Agreements and Affiliations.

(6)	Security or a portion thereof is segregated as collateral on option contracts written.

(7)	On March 21, 2014, PVR Partners, L.P. completed its merger with Regency Energy Partners LP.

(8)	Fair valued security, restricted from public sale. See Notes 2, 3 and 7 in Notes to Financial Statements.

(9)	The Company holds an interest in Plains All American GP LLC (“PAA GP”), which controls the general partner of Plains All American, L.P. The Company’s ownership of PAA GP is exchangeable into shares of Plains GP Holdings, L.P. (which trades on the NYSE under the ticker “PAGP”) on a one-for-one basis at the Company’s option. See Note 3 — Fair Value.

(10)	Class B Units are convertible on a one-for-one basis into common units of Capital Product Partners L.P. (“CPLP”) and are senior to the common units in terms of liquidation preference and priority of distributions. The Class B Units pay quarterly cash distributions of $0.21375 per unit and are convertible at any time at the option of the holder. If CPLP increases the quarterly cash distribution per common unit, the distribution per Class B Unit will increase by an equal amount. If CPLP does not redeem the Class B Units by May 2022, then the distribution increases by 25% per quarter to a maximum of $0.33345 per unit. CPLP may require that the Class B Units convert into common units after May 2015 if the common unit price exceeds $11.70 per unit, and the Class B Units are callable after May 2017 at a price of $9.27 per unit and after May 2019 at $9.00 per unit.

(11)	The Company owns an interest in the Creditors Trust of Miller Bros. Coal, LLC (“Clearwater Trust”) consisting of a coal royalty interest and certain other assets. See Notes 5 and 7 in Notes to Financial Statements.

(12)	Security is non-income producing.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF ASSETS AND LIABILITIES

FEBRUARY 28, 2014

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

ASSETS
Investments at fair value:
Non-affiliated (Cost — $3,502,350)	$5,615,318
Affiliated (Cost — $262,998)	898,503

Total investments (Cost — $3,765,348)	6,513,821
Cash	110,543
Deposits with brokers	255
Receivable for securities sold	3,691
Dividends and distributions receivable	497
Deferred debt and preferred stock offering costs and other assets	16,025

Total Assets	6,644,832

LIABILITIES
Payable for securities purchased	52,541
Investment management fee payable	21,072
Accrued directors’ fees and expenses	100
Call option contracts written (Premiums received — $234)	205
Accrued expenses and other liabilities	12,611
Deferred income tax liability	1,130,829
Notes	1,200,000
Mandatory redeemable preferred stock, $25.00 liquidation value per share (17,960,000 shares issued and outstanding)	449,000

Total Liabilities	2,866,358

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$3,778,474

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (108,906,740 shares issued and outstanding, 182,040,000 shares authorized)	$109
Paid-in capital	2,293,458
Accumulated net investment loss, net of income taxes, less dividends	(759,218)
Accumulated realized gains, net of income taxes	512,858
Net unrealized gains, net of income taxes	1,731,267

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$3,778,474

NET ASSET VALUE PER COMMON SHARE	$34.69

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED FEBRUARY 28, 2014

(amounts in 000’s)

(UNAUDITED)

INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$75,344
Affiliated investments	9,902

Total dividends and distributions	85,246
Return of capital	(73,055)
Distributions in excess of cost basis	(854)

Net dividends and distributions	11,337
Other income	120

Total Investment Income	11,457

Expenses
Investment management fees, before investment management fee waiver	21,653
Administration fees	320
Professional fees	165
Reports to stockholders	105
Directors’ fees and expenses	91
Custodian fees	85
Insurance	65
Other expenses	206

Total expenses — before fee waiver, interest expense, preferred distributions and taxes	22,690
Investment management fee waiver	(581)
Interest expense and amortization of premium and offering costs	10,588
Distributions on mandatory redeemable preferred stock and amortization of offering costs	5,334

Total expenses — before taxes	38,031

Net Investment Loss — Before taxes	(26,574)
Current income tax benefit	682
Deferred income tax benefit	7,667

Net Investment Loss	(18,225)

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains
Investments — non-affiliated	31,241
Options	88
Current income tax expense	(947)
Deferred income tax expense	(10,647)

Net Realized Gains	19,735

Net Change in Unrealized Gains
Investments — non-affiliated	118,436
Investments — affiliated	27,422
Options	29
Deferred income tax expense	(53,991)

Net Change in Unrealized Gains	91,896

Net Realized and Unrealized Gains	111,631

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$93,406

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS

(amounts in 000’s, except share amounts)

	For the Three Months Ended February 28, 2014 (Unaudited)		For the Fiscal Year Ended November 30, 2013
OPERATIONS
Net investment loss, net of tax(1)	$(18,225)		$(69,851)
Net realized gains, net of tax	19,735		202,524
Net change in unrealized gains, net of tax	91,896		603,798

Net Increase in Net Assets Resulting from Operations	93,406		736,471

DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS(1)
Dividends	(4,755	)(2)	(144,672	)(3)
Distributions — return of capital	(56,636	)(2)	(70,129	)(3)

Dividends and Distributions to Common Stockholders	(61,391)		(214,801)

CAPITAL STOCK TRANSACTIONS
Issuance of common stock offering of 8,296,180 and 11,249,151 shares of common stock, respectively	307,698		392,861
Underwriting discounts and offering expenses associated with the issuance of common stock	(11,941)		(15,534)
Issuance of 191,901 and 738,095 shares of common stock from reinvestment of dividends and distributions, respectively	6,786		24,098

Net Increase in Net Assets Applicable to Common Stockholders from Capital Stock Transactions	302,543		401,425

Total Increase in Net Assets Applicable to Common Stockholders	334,558		923,095

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
Beginning of period	3,443,916		2,520,821

End of period	$3,778,474		$3,443,916

(1)	Distributions on the Company’s mandatory redeemable preferred stock (“MRP Shares”) are treated as an operating expense under GAAP and are included in the calculation of net investment loss. See Note 2 —Significant Accounting Policies. The character of the distribution in the amount of $5,029 paid to MRP shareholders during the three months ended February 28, 2014 as dividend income (qualified dividend income) is based solely on the Company’s operating results during the period and does not reflect the expected results during the remainder of the fiscal year. The actual characterization of the MRP Shares distributions made during the period will not be determinable until after the end of the fiscal year when the Company can determine earnings and profits. Therefore, the characterization may differ from the preliminary estimates. Distributions in the amount of $19,545 paid to MRP shareholders for the fiscal year ended November 30, 2013, were characterized as dividend income (eligible to be treated as qualified dividend income). This characterization is based on the Company’s earnings and profits.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS

(amounts in 000’s, except share amounts)

(2)	The characterization of the distributions paid to common stockholders for the three months ended February 28, 2014 as either dividend income (eligible to be treated as qualified dividend income) or distributions (return of capital) is based solely on the Company’s operating results during the period and does not reflect the expected results during the remainder of the fiscal year. The actual characterization of the common stock distributions made during the current year will not be determinable until after the end of the fiscal year when the Company can determine earnings and profits. Therefore, the characterization may differ from the preliminary estimates.

(3)	Distributions paid to common stockholders for the fiscal year ended November 30, 2013 are characterized as either dividends (eligible to be treated as qualified dividend income) or distributions (return of capital). This characterization is based on the Company’s earnings and profits.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF CASH FLOWS

FOR THE THREE MONTHS ENDED FEBRUARY 28, 2014

(amounts in 000’s)

(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$93,406
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Return of capital distributions	73,055
Net realized gains	(31,329)
Net unrealized gains	(145,887)
Purchase of long-term investments	(405,319)
Proceeds from sale of long-term investments	225,795
Decrease in deposits with brokers	1,056
Decrease in receivable for securities sold	5,369
Decrease in interest, dividends and distributions receivable	1,286
Amortization of deferred debt offering costs	619
Amortization of mandatory redeemable preferred stock offering costs	305
Increase in other assets	(146)
Increase in payable for securities purchased	50,608
Increase in investment management fee payable	855
Decrease in accrued directors’ fees and expenses	(6)
Increase in call option contracts written	234
Decrease in accrued expenses and other liabilities	(8,077)
Decrease in current tax liability	(3,730)
Increase in deferred tax liability	56,971

Net Cash Used in Operating Activities	(84,935)

CASH FLOWS FROM FINANCING ACTIVITIES
Decrease in borrowings under credit facility	(69,000)
Issuance of shares of common stock, net of offering costs	295,757
Proceeds from offering of Notes	75,000
Redemption of Notes	(50,000)
Costs associated with issuance of term loan	(1,350)
Costs associated with offering of Notes, net of new issuance premium	(581)
Cash distributions paid to common stockholders	(54,605)

Net Cash Provided by Financing Activities	195,221

NET INCREASE IN CASH	110,286
CASH — BEGINNING OF PERIOD	257

CASH — END OF PERIOD	$110,543

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consisted of reinvestment of distributions of $6,786 pursuant to the Company’s dividend reinvestment plan.

During the three months ended February 28, 2014, interest paid was $18,137 and income tax paid was $3,995.

The Company received $19,374 of paid-in-kind and non-cash dividends and distributions during the three months ended February 28, 2014. See Note 2 — Significant Accounting Policies.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Three Months Ended February 28, 2014 (Unaudited)		For the Fiscal Year Ended November 30,
			2013	2012

Per Share of Common Stock(1)
Net asset value, beginning of period	$34.30		$28.51	$27.01
Net investment income (loss)(2)	(0.18)		(0.73)	(0.71)
Net realized and unrealized gain (loss)	1.13		8.72	4.27

Total income (loss) from operations	0.95		7.99	3.56

Dividends and distributions — auction rate preferred(2)(3)	—		—	—

Common dividends(3)	(0.05)		(1.54)	(1.54)
Common distributions — return of capital(3)	(0.56)		(0.75)	(0.55)

Total dividends and distributions — common	(0.61)		(2.29)	(2.09)

Underwriting discounts and offering costs on the issuance of auction rate preferred stock	—		—	—
Effect of issuance of common stock	0.05		0.09	0.02
Effect of shares issued in reinvestment of distributions	—		—	0.01

Total capital stock transactions	0.05		0.09	0.03

Net asset value, end of period	$34.69		$34.30	$28.51

Market value per share of common stock, end of period	$36.55		$37.23	$31.13

Total investment return based on common stock market value(4)	(0.1	)%(5)	28.2%	19.3%
Supplemental Data and Ratios(6)
Net assets applicable to common stockholders, end of period	$3,778,474		$3,443,916	$2,520,821

Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.5%		2.4%	2.4%
Other expenses	0.1		0.1	0.2

Subtotal	2.6		2.5	2.6
Interest expense and distributions on mandatory redeemable preferred stock(2)	1.8		2.1	2.4
Income tax expense	6.7		14.4	7.2

Total expenses	11.1%		19.0%	12.2%

Ratio of net investment income (loss) to average net assets(2)	(2.1)%		(2.3)%	(2.5)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	2.7	%(5)	24.3%	11.6%
Portfolio turnover rate	3.6	%(5)	21.2%	20.4%
Average net assets	$3,489,115		$3,027,563	$2,346,249
Notes outstanding, end of period	1,200,000		1,175,000	890,000
Credit facility outstanding, end of period	—		69,000	19,000
Auction rate preferred stock, end of period	—		—	—
Mandatory redeemable preferred stock, end of period	449,000		449,000	374,000
Average shares of common stock outstanding	101,444,621		94,658,194	82,809,687
Asset coverage of total debt(7)	452.3%		412.9%	418.5%
Asset coverage of total leverage (debt and preferred stock)(8)	329.1%		303.4%	296.5%
Average amount of borrowings per share of common stock during the period(1)	$12.49		$11.70	$10.80

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2011	2010	2009	2008

Per Share of Common Stock(1)
Net asset value, beginning of period	$26.67	$20.13	$14.74	$30.08
Net investment income (loss)(2)	(0.69)	(0.44)	(0.33)	(0.73)
Net realized and unrealized gain (loss)	2.91	8.72	7.50	(12.56)

Total income (loss) from operations	2.22	8.28	7.17	(13.29)

Dividends and distributions — auction rate preferred(2)(3)	—	—	(0.01)	(0.10)

Common dividends(3)	(1.26)	(0.84)	—	—
Common distributions — return of capital(3)	(0.72)	(1.08)	(1.94)	(1.99)

Total dividends and distributions — common	(1.98)	(1.92)	(1.94)	(1.99)

Underwriting discounts and offering costs on the issuance of auction rate preferred stock	—	—	—	—
Effect of issuance of common stock	0.09	0.16	0.12	—
Effect of shares issued in reinvestment of distributions	0.01	0.02	0.05	0.04

Total capital stock transactions	0.10	0.18	0.17	0.04

Net asset value, end of period	$27.01	$26.67	$20.13	$14.74

Market value per share of common stock, end of period	$28.03	$28.49	$24.43	$13.37

Total investment return based on common stock market value(4)	5.6%	26.0%	103.0%	(48.8)%
Supplemental Data and Ratios(6)
Net assets applicable to common stockholders, end of period	$2,029,603	$1,825,891	$1,038,277	$651,156
Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.4%	2.1%	2.1%	2.2%
Other expenses	0.2	0.2	0.4	0.3

Subtotal	2.6	2.3	2.5	2.5
Interest expense and distributions on mandatory redeemable preferred stock(2)	2.3	1.9	2.5	3.4
Income tax expense	4.8	20.5	25.4	— (9)

Total expenses	9.7%	24.7%	30.4%	5.9%

Ratio of net investment income (loss) to average net assets(2)	(2.5)%	(1.8)%	(2.0)%	(2.8)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	7.7%	34.6%	43.2%	(51.2)%
Portfolio turnover rate	22.3%	18.7%	28.9%	6.7%
Average net assets	$1,971,469	$1,432,266	$774,999	$1,143,192
Notes outstanding, end of period	775,000	620,000	370,000	304,000
Credit facility outstanding, end of period	—	—	—	—
Auction rate preferred stock, end of period	—	—	75,000	75,000
Mandatory redeemable preferred stock, end of period	260,000	160,000	—	—
Average shares of common stock outstanding	72,661,162	60,762,952	46,894,632	43,671,666
Asset coverage of total debt(7)	395.4%	420.3%	400.9%	338.9%
Asset coverage of total leverage (debt and preferred stock)(8)	296.1%	334.1%	333.3%	271.8%
Average amount of borrowings per share of common stock during the period(1)	$10.09	$7.70	$6.79	$11.52

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,			For the Period September 28, 2004(10) through November 30, 2004
	2007	2006	2005

Per Share of Common Stock(1)
Net asset value, beginning of period	$28.99	$25.07	$23.91	$23.70	(11)
Net investment income (loss)(2)	(0.73)	(0.62)	(0.17)	0.02
Net realized and unrealized gain (loss)	3.58	6.39	2.80	0.19

Total income (loss) from operations	2.85	5.77	2.63	0.21

Dividends and distributions — auction rate preferred(2)(3)	(0.10)	(0.10)	(0.05)	—

Common dividends(3)	(0.09)	—	(0.13)	—
Common distributions — return of capital(3)	(1.84)	(1.75)	(1.37)	—

Total dividends and distributions — common	(1.93)	(1.75)	(1.50)	—

Underwriting discounts and offering costs on the issuance of auction rate preferred stock	—	—	(0.03)	—
Effect of issuance of common stock	0.26	—	0.11	—
Effect of shares issued in reinvestment of distributions	0.01	—	—	—

Total capital stock transactions	0.27	—	0.08	—

Net asset value, end of period	$30.08	$28.99	$25.07	$23.91

Market value per share of common stock, end of period	$28.27	$31.39	$24.33	$24.90

Total investment return based on common stock market value(4)	(4.4)%	37.9%	3.7%	(0.4	)%(5)
Supplemental Data and Ratios(6)
Net assets applicable to common stockholders, end of period	$1,300,030	$1,103,392	$932,090	$792,836
Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.3%	3.2%	1.2%	0.8%
Other expenses	0.2	0.2	0.3	0.4

Subtotal	2.5	3.4	1.5	1.2
Interest expense and distributions on mandatory redeemable preferred stock(2)	2.3	1.7	0.8	0.0
Income tax expense	3.5	13.8	6.4	3.5

Total expenses	8.3%	18.9%	8.7%	4.7%

Ratio of net investment income (loss) to average net assets(2)	(2.3)%	(2.4)%	(0.7)%	0.5%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	7.3%	21.7%	10.0%	0.9	%(5)
Portfolio turnover rate	10.6%	10.0%	25.6%	11.8	%(5)
Average net assets	$1,302,425	$986,908	$870,672	$729,280
Notes outstanding, end of period	505,000	320,000	260,000	—
Credit facility outstanding, end of period	97,000	17,000	—	—
Auction rate preferred stock, end of period	75,000	75,000	75,000	—
Mandatory redeemable preferred stock, end of period	—	—	—	—
Average shares of common stock outstanding	41,134,949	37,638,314	34,077,731	33,165,900
Asset coverage of total debt(7)	328.4%	449.7%	487.3%	—
Asset coverage of total leverage (debt and preferred stock)(8)	292.0%	367.8%	378.2%	—
Average amount of borrowings per share of common stock during the period(1)	$12.14	$8.53	$5.57	—

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

(1)	Based on average shares of common stock outstanding.

(2)	Distributions on the Company’s MRP Shares are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies.

(3)	The characterization of the distribution paid for the three months ended February 28, 2014 is based solely on the Company’s operating results during the period and does not reflect the expected results during the remainder of the fiscal year. The information presented for each of the other periods is a characterization of the total distributions paid to preferred stockholders and common stockholders as either a dividend (eligible to be treated as qualified dividend income) or a distribution (return of capital) and is based on the Company’s earnings and profits.

(4)	Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(5)	Not annualized.

(6)	Unless otherwise noted, ratios are annualized.

(7)	Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by senior unsecured notes (“Notes”) or any other senior securities representing indebtedness and MRP Shares stock divided by the aggregate amount of Notes and any other senior securities representing indebtedness. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it incur additional indebtedness if, at the time of such declaration or incurrence, its asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test, the Credit Facility is considered a senior security representing indebtedness.

(8)	Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes, any other senior securities representing indebtedness and preferred stock divided by the aggregate amount of Notes, any other senior securities representing indebtedness and preferred stock. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Company, under the terms of its MRP Shares, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%. For purposes of these tests, the Credit Facility is considered a senior security representing indebtedness.

(9)	For the fiscal year ended November 30, 2008, the Company accrued deferred income tax benefits of $339,991 (29.7% of average net assets) primarily related to unrealized losses on investments. Realization of a deferred tax benefit was dependent on whether there would be sufficient taxable income of the appropriate character within the carryforward periods to realize a portion or all of the deferred tax benefit. Because it could not have been predicted whether the Company would incur a benefit in the future, a deferred income tax benefit of 0% was assumed.

(10)	Commencement of operations.

(11)	Initial public offering price of $25.00 per share less underwriting discounts of $1.25 per share and offering costs of $0.05 per share.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

1. Organization

Kayne Anderson MLP Investment Company (the “Company”) was organized as a Maryland corporation on June 4, 2004, and is a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to obtain a high after-tax total return by investing at least 85% of its net assets plus any borrowings (“total assets”) in energy-related master limited partnerships and their affiliates (collectively, “MLPs”), and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”). The Company commenced operations on September 28, 2004. The Company’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYN.”

2. Significant	Accounting Policies

A. Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ materially from those estimates.

B. Reclassifications — Certain prior year amounts in the accompanying financial statements have been reclassified to conform to the current year’s presentation.

C. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

D. Calculation of Net Asset Value —  The Company determines its net asset value no less frequently than as of the last day of each month based on the most recent close of regular session trading on the NYSE, and makes its net asset value available for publication monthly. Currently, the Company reports its net asset value on a weekly basis. Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and distributions and current and deferred income tax assets), less all of its liabilities (including accrued expenses, distributions payable, current and deferred accrued income taxes, and any borrowings) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding.

E. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service. For debt securities that are considered bank loans, the fair market value is determined by the mean of the bid and ask prices provided by the agent or syndicate bank or principal market maker. When price quotes are not available, fair market value will be based on prices of comparable securities. In certain cases, the Company may not be able to purchase or sell debt securities at the quoted prices due to the lack of liquidity for these securities.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

The Company holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any other portfolio security held by the Company for which reliable market quotations are not readily available, valuations are determined in a manner that most accurately reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•

Investment Team Valuation.    The applicable investments are valued by senior professionals of KAFA who are responsible for the portfolio investments. The investments will be valued monthly with new investments valued at the time such investment was made.

•

Investment Team Valuation Documentation.    Preliminary valuation conclusions will be determined by senior management of KAFA. Such valuations and supporting documentation is submitted to the Valuation Committee (a committee of the Company’s Board of Directors) and the Board of Directors on a quarterly basis.

•

Valuation Committee.    The Valuation Committee meets to consider the valuations submitted by KAFA at the end of each quarter. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. All valuation determinations of the Valuation Committee are subject to ratification by the Board of Directors at its next regular meeting.

•

Valuation Firm.    Quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities, unless the aggregate fair value of such security is less than 0.1% of total assets.

•

Board of Directors Determination.    The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

At February 28, 2014, the Company held 5.3% of its net assets applicable to common stockholders (3.0% of total assets) in securities valued at fair value pursuant to procedures adopted by the Board of Directors, with fair value of $200,756. See Note 3 — Fair Value and Note 7 — Restricted Securities.

F. Repurchase Agreements — From time to time, the Company has agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with whom the Company enters into repurchase agreements are banks and broker/dealers which KAFA considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. KAFA monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Company to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities. As of February 28, 2014, the Company did not have any repurchase agreements.

G. Short Sales — A short sale is a transaction in which the Company sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Company may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Company for the short sale are retained by the broker until the Company replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Company becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The Company’s short sales, if any, are fully collateralized. The Company is required to maintain assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short. The Company is liable for any dividends or distributions paid on securities sold short.

The Company may also sell short “against the box” (i.e., the Company enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the Company enters into a short sale “against the box,” the Company would segregate an equivalent amount of securities owned as collateral while the short sale is outstanding. During the three months ended February 28, 2014, the Company did not engage in any short sales.

H. Security Transactions — Security transactions are accounted for on the date these securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis.

I. Return of Capital Estimates — Distributions received from the Company’s investments in MLPs and other securities generally are comprised of income and return of capital. The Company records investment income and return of capital based on estimates made at the time such distributions are received. The Company estimates that 90% of the MLP distributions received will be treated as a return of capital. Such estimates for MLPs and other investments are based on historical information available from each investment and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

The return of capital portion of the distributions is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and net change in unrealized gains (losses). If the cash distributions received by the Company exceed its cost basis (i.e. its cost basis is zero), the distributions are treated as realized gains.

The Company includes all cash distributions received on its Statement of Operations and reduces its investment income by (i) the estimated return of capital and (ii) the distributions in excess of cost basis. For the three months ended February 28, 2014, the Company had $73,055 of return of capital and $854 of cash distributions that were in excess of cost basis. The cash distributions that were in excess of basis were treated as realized gains.

In accordance with GAAP, the return of capital cost basis reductions for the Company’s MLP investments are limited to the total amount of the cash distributions received from such investments. For income tax purposes, the cost basis reductions for the Company’s MLP investments typically exceed cash distributions received from such investments due to allocated losses from these investments. See Note 6 — Income Taxes. The following table sets forth the Company’s estimated total return of capital portion of the distributions received from its investments.

Three Months Ended February 28, 2014
Return of capital portion of dividends and distributions received	86%
Return of capital — attributable to net realized gains (losses)	$8,739
Return of capital — attributable to net change in unrealized gains (losses)	64,316

Total return of capital	$73,055

J. Investment Income — The Company records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. When investing in securities with payment in-kind interest, the Company will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Debt securities that the Company may hold will typically be purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The accretion of a discount and amortization of a premium are based on the effective interest method. The amount of these non-cash adjustments, if any, can be found in the Company’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security, which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Company discontinues accruing the non-cash accretion of the discount to par value of the debt security.

The Company receives paid-in-kind and non-cash dividends and distributions in the form of additional units or shares from the investments listed in the table below. For paid-in-kind dividends, the additional units are not reflected in investment income during the period received but are recorded as unrealized gains upon receipt. Non-cash distributions are reflected in investment income because the Company has the option to receive its distributions in cash or in additional units of the security. During the three months ended February 28, 2014, the Company received the following paid-in-kind and non-cash dividends and distributions.

Three Months Ended February 28, 2014
Paid-in-kind dividends
Enbridge Energy Management, L.L.C.	774
Kinder Morgan Management, LLC	6,758

7,532
Non-cash distributions
Energy Transfer Partners, L.P.	5,615
Enterprise Products Partners L.P.	6,227

11,842

Total paid-in-kind and non-cash dividends/distributions	$19,374

K. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. Distributions to MRP shareholders are accrued on a daily basis as described in Note 12 — Preferred Stock. As required by the Distinguishing Liabilities from Equity topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC 480), the Company includes the accrued distributions on its MRP Shares as an operating expense due to the fixed term of this obligation. For tax purposes the payments made to the holders of the Company’s MRP Shares are treated as dividends or distributions.

The characterization of the distributions paid to preferred and common stockholders for the three months ended February 28, 2014 as either a dividend (eligible to be treated as qualified dividend income) or a distribution (return of capital) is based solely on the Company’s operating results during the period and does not reflect the expected results during the remainder of the fiscal year. The actual characterization of the preferred and common stock distributions made during the current year will not be determinable until after the end of the fiscal year when the Company can determine earnings and profits and, therefore, the characterization may differ from the preliminary estimates.

L. Partnership Accounting Policy — The Company records its pro-rata share of the income (loss) and capital gains (losses), to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Company’s Statement of Operations.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

M. Federal and State Income Taxation — The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company includes its allocable share of the MLP’s taxable income or loss in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the difference between fair value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the Company has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Company based on the Income Tax Topic of the FASB Accounting Standards Codification (ASC 740), that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Company’s MLP holdings), the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused.

The Company may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Company modifies its estimates or assumptions regarding the deferred tax liability.

The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. For the three months ended February 28, 2014, the Company did not have any interest or penalties associated with the underpayment of any income taxes. Tax years subsequent to fiscal year 2009 remain open and subject to examination by the federal and state tax authorities.

N. Derivative Financial Instruments — The Company may utilize derivative financial instruments in its operations.

Interest rate swap contracts.    The Company may use hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Company’s leverage. Such interest rate swaps would principally be used to protect the Company against higher costs on its leverage resulting from increases in interest rates. The Company does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Company uses for hedging purposes expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to an interest rate swap defaults, the Company would not be able to use the anticipated net receipts under the interest rate swap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements or termination payments are recorded as realized gains or losses in the Statement of Operations. The Company generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market. See Note 8 — Derivative Financial Instruments.

Option contracts.    The Company is also exposed to financial market risks including changes in the valuations of its investment portfolio. The Company may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The Company would realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Company would realize either no gain or a loss on the purchased call option. The Company may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Company.

The Company may also write (sell) call options with the purpose of generating realized gains or reducing its ownership of certain securities. If the Company writes a call option on a security, the Company has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The Company will only write call options on securities that the Company holds in its portfolio (i.e., covered calls).

When the Company writes a call option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. If the Company repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. The Company, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8 — Derivative Financial Instruments.

O.  Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3. Fair	Value

The Fair Value Measurement Topic of the FASB Accounting Standards Codification (“ASC 820”) defines fair value as the price at which an orderly transaction to sell an asset or to transfer a liability would take place between market participants under current market conditions at the measurement date. As required by ASC 820, the Company has performed an analysis of all assets and liabilities (other than deferred taxes) measured at fair value to determine the significance and character of all inputs to their fair value determination. Inputs are the assumptions, along with considerations of risk, that a market participant would use to value an asset or a liability. In general, observable inputs are based on market data that is readily available, regularly distributed and verifiable that the Company obtains from independent, third-party sources. Unobservable inputs are developed by the Company based on its own assumptions of how market participants would value an asset or a liability.

Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” amends ASC 820. The amended guidance clarifies the wording used to describe many requirements in accounting literature for fair value measurement and disclosure to establish consistency between U.S. GAAP and International Financial Reporting Standards (“IFRSs”).

ASU No. 2011-04 requires the inclusion of additional disclosures on assumptions used by the Company to determine fair value. Specifically, for assets measured at fair value using significant unobservable inputs (Level 3), ASU No. 2011-04 requires that the Company (i) describe the valuation process, (ii) disclose quantitative information about unobservable inputs and (iii) provide a qualitative discussion about the sensitivity of the fair value measurement to changes in the unobservable inputs and inter-relationships between the inputs.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1 — Valuations based on quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Company has access at the date of measurement.

•

Level 2 — Valuations based on quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Company’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the Company’s assets and liabilities measured at fair value on a recurring basis at February 28, 2014, and the Company presents these assets and liabilities by security type and description on its Schedule of Investments or on its Statement of Assets and Liabilities. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)
Assets at Fair Value
Equity investments	$6,513,821	$6,313,065	$—	$200,756

Liabilities at Fair Value
Call option contracts written	$205	—	$205	—

For the three months ended February 28, 2014, there were no transfers between Level 1 and Level 2.

As of February 28, 2014, the Company had Notes outstanding with aggregate principal amount of $1,200,000 and 17,960,000 shares of MRP Shares outstanding with a total liquidation value of $449,000. See Note 11 — Notes and Note 12 — Preferred Stock.

Of the $449,000 of MRP Shares, Series E ($120,000 liquidation value), Series F ($125,000 liquidation value) and Series G ($50,000 liquidation value) are publicly traded on the NYSE. As a result, the Company categorizes these series of MRP Shares as Level 1. Of the $1,200,000 Notes, $175,000 of the Series HH Notes are registered and are freely tradable, and $75,000 of the Series HH Notes are not registered and may be traded under Rule 144a of the Securities Act of 1933, as amended (the “Securities Act”). The Company categorized the Series HH Notes as a Level 2 security. The remaining three series of preferred stock (the Series A, B and C MRP Shares) and the remaining Notes were issued in private placements to institutional investors and are not listed on any exchange or automated quotation system. As such, the Company categorizes all of the remaining Notes ($950,000 aggregate principal amount) and Series A, B and C of the MRP Shares ($154,000 aggregate liquidation value) as Level 3 and determines the fair value of these instruments based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The Company records these instruments on its Statement of Assets and Liabilities at principal amount or liquidation value. As of February 28, 2014, the estimated fair values of these leverage instruments are as follows.

Instrument	Principal Amount/ Liquidation Value	Fair Value
Notes (Series M and O through GG)	$950,000	$970,900
Notes (Series HH)	$250,000	$250,500
MRP Shares (Series A, B and C)	$154,000	$166,100
MRP Shares (Series E, F and G)	$295,000	$293,986

The following table presents the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the three months ended February 28, 2014.

Equity Investments
Balance — November 30, 2013	$167,516
Purchases	—
Issuances	—
Transfers out to Level 1 and 2	—
Realized gains (losses)	—
Unrealized gains, net	33,240

Balance — February 28, 2014	$200,756

The $33,240 of unrealized gains presented in the table above for the three months ended February 28, 2014 relate to investments that are still held at February 28, 2014, and the Company includes these unrealized gains on the Statement of Operations — Net Change in Unrealized Gains.

Valuation Techniques and Unobservable Inputs

Unless otherwise determined by the Board of Directors, the Company values its private investments in public equity (“PIPE”) investments that are convertible into or otherwise will become publicly tradeable (e.g., through subsequent registration or expiration of a restriction on trading) based on the market value of the publicly-traded security less a discount. This discount is initially equal to the discount negotiated at the time the Company agrees to a purchase price. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, this discount will be amortized on a straight line basis over such estimated time frame.

The Company’s investment in Plains All American GP LLC (“PAA GP”), which controls the general partner of Plains All American, L.P., is valued as a PIPE investment. The Company’s ownership of PAA GP is exchangeable into shares of Plains GP Holdings, L.P. (“Plains GP”) on a one-for-one basis at the Company’s option. Plains GP completed its initial public offering in October 2013 and in connection with the offering, the Company agreed to a 15-month lock-up on any Plains GP shares it receives in exchange for its ownership in PAA GP (lock-up expires in January 2015). During the 15-month lock-up period, the Company is valuing its investment in PAA GP on an “as exchanged” basis based on the public market value of Plains GP less a discount because of the lack of liquidity.

One of the Company’s private investments is Class B Units of Capital Product Partners L.P. (“CPLP”). The Class B Units are convertible units (convertible on a one-for-one basis into common units) and are senior to CPLP’s common units in terms of liquidation preference and priority of distributions. The Company’s Board of Directors has determined that it is appropriate to value the Class B Units using a convertible pricing model, which takes into account the unit’s preference relative to the common units as well as its conversion features. This model takes into account the attributes of the Class B Units (preferred dividend, conversion ratio and call features) to determine the estimated value of such units. In using this model, the Company estimates (i) the credit

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

spread for CPLP’s Class B Units, which is based on credit spreads for companies in a similar line of business as CPLP and (ii) the expected volatility for CPLP’s common units, which is based on CPLP’s historical volatility. The Company applies a discount to the value derived from the convertible pricing model to account for an expected discount in market prices for convertible securities relative to the values calculated using pricing models.

The Company’s other private investment is an interest in the Creditors Trust of Miller Bros. Coal, LLC (“Clearwater Trust”), which is a privately held entity. Clearwater Trust has an overriding royalty interest in certain coal reserves that were sold as part of the reorganization of Clearwater Natural Resources, LP. The Company uses a discounted cash flow analysis to value Clearwater Trust using projections provided to the Company by the entities mining such coal reserves as well as internally developed estimates. The Company develops multiple scenarios and probability weights such scenarios to determine its valuation. These projections are sensitive to changes in assumptions specific to Clearwater Trust as well as estimated levels of production for the entities mining the reserves and general assumptions for the coal industry. Generally, a decrease in the cash flow projections or an increase in the equity rate of return (discount rate) selected by the Company will result in a decrease in the fair value of Clearwater Trust.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize.

The following table summarizes the significant unobservable inputs that the Company used to value its portfolio investments categorized as Level 3 as of February 28, 2014:

Quantitative Table for Valuation Techniques

				Range		Average
Assets at Fair Value	Fair Value	Valuation Technique	Unobservable Inputs	Low	High
Equity securities of	$166,570	- Discount to publicly-traded	- Current discount	7.1%	7.1%	7.1%
public companies		securities	- Remaining restricted period	327 days	327 days	327 days
(PIPE) – valued based on a discount to market value

Equity securities of	32,636	- Convertible pricing model	- Credit spread	7.0%	7.5%	7.3%
public companies – not valued based on a discount to market value			- Volatility - Discount for marketability	27.5% 8.0%	32.5% 8.0%	30.0% 8.0%

Equity securities of	1,550	- Discounted cash flow	- Equity rate of return	25%	25%	25%
private trust

Total	$200,756

4. Concentration	of Risk

The Company’s investments are concentrated in the energy sector. The focus of the Company’s portfolio within the energy sector may present more risks than if the Company’s portfolio were broadly diversified across numerous sectors of the economy. A downturn in the energy sector would have a larger impact on the Company than on an investment company that does not concentrate in energy. The performance of securities in the energy sector may lag the performance of other industries or the broader market as a whole. Additionally, to the extent that the Company invests a relatively high percentage of its assets in the securities of a limited number of issuers, the

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Company may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence. At February 28, 2014, the Company had the following investment concentrations.

Category	Percent of Long-Term Investments
Securities of energy companies	99.9%
Equity securities	100.0%
MLP securities(1)	93.9%
Largest single issuer	9.3%
Restricted securities	3.1%

(1)	As defined in the Company’s prospectus, “MLPs” are energy-related partnerships and their affiliates (including affiliates of MLP’s that own general partner interests or, in some cases subordinated units, registered or unregistered common units, or other limited partner units in an MLP).

5. Agreements	and Affiliations

A. Administration Agreement — The Company has entered into an administration and accounting agreement with Ultimus Fund Solutions, LLC (“Ultimus”), which may be amended from time to time. Pursuant to the agreement, Ultimus will provide certain administrative and accounting services for the Company. The agreement has an initial term of two years (expiring on November 14, 2015) and has automatic one-year renewals unless earlier terminated by either party as provided under the terms of the agreement.

B. Investment Management Agreement — The Company has entered into an investment management agreement with KAFA under which KAFA, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, KAFA receives an investment management fee from the Company. On September 18, 2013, the Company renewed its agreement with KAFA for a period of one year. The agreement will expire on December 11, 2014 and may be renewed annually thereafter upon approval of the Company’s Board of Directors (including a majority of the Company’s directors who are not “interested persons” of the Company, as such term is defined in the 1940 Act). In conjunction with this renewal, the Company renewed the agreement with KAFA for an additional one-year term expiring on December 11, 2014 to waive 0.125% of its 1.375% management fee on average total assets in excess of $4,500,000, thereby reducing the management fee to 1.25% on average total assets in excess of $4,500,000. For the three months ended February 28, 2014, the Company paid management fees at an annual rate of 1.33% of the Company’s average quarterly total assets.

For purposes of calculating the management fee the average total assets for each quarterly period are determined by averaging the total assets at the last day of that quarter with the total assets at the last day of the prior quarter. The Company’s total assets are equal to the Company’s gross asset value (which includes assets attributable to the Company’s use of preferred stock, commercial paper or notes and other borrowings and excludes any net deferred tax asset), minus the sum of the Company’s accrued and unpaid dividends and distributions on any outstanding common stock and accrued and unpaid dividends and distributions on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Company and any accrued taxes, including, a deferred tax liability). Liabilities associated with borrowing or leverage by the Company include the principal amount of any borrowings, commercial paper or notes issued by the Company, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Company.

C. Portfolio Companies — From time to time, the Company may “control” or may be an “affiliate” of one or more of its portfolio companies, as each of these terms is defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if the Company and its affiliates owned

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Company and its affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Company’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Company believes that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which the Company invests. The Company also notes that the Securities and Exchange Commission (the “SEC”) staff has issued guidance on the circumstances under which it would consider a limited partnership interest to constitute a voting security. Under most partnership agreements, the management of the partnership is vested in the general partner, and the limited partners, individually or collectively, have no rights to manage or influence management of the partnership through such activities as participating in the selection of the managers or the board of the limited partnership or the general partner. As a result, the Company believes that many of the limited partnership interests in which it invests should not be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests the Company holds in certain limited partnerships to be voting securities. If such a determination were made, the Company may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In making such a determination as to whether to treat any class of limited partnership interests the Company holds as a voting security, the Company considers, among other factors, whether or not the holders of such limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, the Company generally has not treated such security as a voting security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, the Company has treated those securities as voting securities. If the Company does not consider the security to be a voting security, it will not consider such partnership to be an “affiliate” unless the Company and its affiliates own more than 25% of the outstanding securities of such partnership. Additionally, certain partnership agreements give common unitholders the right to elect the partnership’s board of directors, but limit the amount of voting securities any limited partner can hold to no more than 4.9% of the partnership’s outstanding voting securities (i.e., any amounts held in excess of such limit by a limited partner do not have voting rights). In such instances, the Company does not consider itself to be an affiliate if it owns more than 5% of such partnership’s common units.

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Company owns and does not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, the Company will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. The Company or any portfolio company that it controls, and its affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. The Company cannot make assurances, however, that it would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if the Company were allowed to engage in such a transaction, that the terms would be more or as favorable to the Company or any company that it controls as those that could be obtained in arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Company or on the type of investments that it could make.

As of February 28, 2014, the Company believes that MarkWest Energy Partners, L.P. meets the criteria described above and is therefore considered an affiliate of the Company.

Clearwater Trust — At February 28, 2014, the Company held approximately 63% of the Clearwater Trust. The Company believes that it is an “affiliate” of the trust under the 1940 Act by virtue of its majority interest in the trust.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Plains GP Holdings, L.P., Plains All American GP LLC and Plains All American Pipeline, L.P. — Robert V. Sinnott is Chief Executive Officer of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director of (i) PAA GP Holdings LLC, which is the general partner of Plains GP Holdings L.P. (“Plains GP”) and (ii) Plains All American GP LLC (“PAA GP”), which controls the general partner of Plains All American Pipeline, L.P. (“PAA”). Members of senior management of KACALP and KAFA and various affiliated funds managed by KACALP, including the Company, own shares of Plains GP as well as interests in PAA GP (which are exchangeable into shares of Plains GP as described in Note 3 — Fair Value). The Company believes that it is an affiliate of Plains GP and PAA under the 1940 Act by virtue of (i) the Company’s and other affiliated Kayne Anderson funds’ ownership interest in Plains GP and PAA GP and (ii) Mr. Sinnott’s participation on the boards of Plains GP and PAA GP.

6.    Income Taxes

The Company’s taxes include current and deferred income taxes. Current income taxes reflect the estimated income tax liability of the Company as of a measurement date. Deferred income taxes reflect (i) taxes on net unrealized gains, which are attributable to the difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses.

As of February 28, 2014, the components of the Company’s tax assets and liabilities are as follows:

Deferred tax assets:
Net operating loss carryforwards — Federal	$96,441
Net operating loss carryforwards — State	8,266
AMT credit carryforwards	16,760
Deferred tax liabilities:
Net unrealized gains on investment securities and option contracts	(1,252,296)

Total deferred tax liability, net	$(1,130,829)

At February 28, 2014, the Company had federal net operating loss carryforwards of $283,795 (deferred tax asset of $96,441). Realization of the deferred tax assets and net operating loss carryforwards are dependent, in part, on generating sufficient taxable income prior to expiration of the loss carryforwards. The federal net operating loss carryforwards have expiration dates ranging from 2029 to 2034. In addition, the Company has state net operating loss carryforwards of $272,892 (deferred tax asset of $8,266). These state net operating loss carryforwards have expiration dates ranging from the current year to 2034.

At February 28, 2014, the Company had alternative minimum tax (“AMT”) credit carryforwards of $16,760. AMT credits can be used to reduce regular tax to the extent that regular tax exceeds the AMT in a future year. AMT credits do not expire.

The Company primarily invests in equity securities issued by MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner of MLPs, the Company includes its allocable share of such MLPs’ income or loss in computing its own taxable income or loss. Additionally, for income tax purposes, the Company reduces the cost basis of its MLP investments by the cash distributions received, and increases or decreases the cost basis of its MLP investments by its allocable share of the MLP’s income or loss. The Company reduced its cost basis for income tax purposes by $277,707 associated with cash distributions received from MLP investments during 2013. During the three months ended February 28, 2014, the Company had additional cost basis reductions of $288,844 due to net allocated losses from its MLP investments.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Although the Company currently has a net deferred tax liability, it periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight is given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized, as the expiration dates for the federal capital and operating loss carryforwards range from five to twenty years.

Based on the Company’s assessment, it has determined that it is more likely than not that its deferred tax assets will be realized through future taxable income of the appropriate character. Accordingly, no valuation allowance has been established for the Company’s deferred tax assets. The Company will continue to assess the need for a valuation allowance in the future. Significant declines in the fair value of its portfolio of investments may change the Company’s assessment regarding the recoverability of its deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Company’s net asset value and results of operations in the period it is recorded.

Total income taxes were different from the amount computed by applying the federal statutory income tax rate of 35% to the net investment loss and realized and unrealized gains (losses) on investments before taxes as follows:

Three Months Ended February 28, 2014
Computed federal income tax at 35%	$52,725
State income tax, net of federal tax	3,432
Non-deductible distributions on MRP Shares and other	1,079

Total income tax expense (benefit)	$57,236

At February 28, 2014, the cost basis of investments for federal income tax purposes was $3,154,190. The cost basis for federal income tax purposes is $611,158 lower than the cost basis for GAAP reporting purposes primarily due to the additional basis adjustments attributable to the Company’s share of the allocated income or losses from its MLP investments. At February 28, 2014, gross unrealized appreciation and depreciation of investments and options for federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options)	$3,368,123
Gross unrealized depreciation of investments (including options)	(8,463)

Net unrealized appreciation of investments	$3,359,660

7. Restricted	Securities

From time to time, certain of the Company’s investments may be restricted as to resale. For instance, private investments that are not registered under the Securities Act, cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Company’s investments have restrictions such as lock-up agreements that preclude the Company from offering these securities for public sale.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

At February 28, 2014, the Company held the following restricted investments:

Investment	Acquisition Date	Type of Restriction	Number of Units (in 000’s)	Cost Basis	Fair Value	Fair Value Per Unit	Percent of Net Assets	Percent of Total Assets
Level 3 Investments(1)
Capital Products Partners L.P.
Class B Units	(2)	(3)	3,030	$22,323	$32,636	$10.77	0.9%	0.5%
Clearwater Trust
Trust Interest	(4)	(5)	N/A	3,266	1,550	N/A	0.0	0.0
Plains GP Holdings, L.P.
Common Units	(2)	(6)	6,402	24,566	166,570	$26.02	4.4	2.5

Total				$50,155	$200,756		5.3%	3.0%

(1)	Securities are valued using inputs reflecting the Company’s own assumptions as more fully described in Note 2 — Significant Accounting Policies and Note 3 — Fair Value.

(2)	Security was acquired at various dates during the three months ended February 28, 2014 and/or in prior fiscal years.

(3)	Unregistered or restricted security of a publicly-traded company.

(4)	On September 28, 2010, the Bankruptcy Court finalized the plan of reorganization of Clearwater Natural Resources, LP (“Clearwater”). As part of the plan of reorganization, the Company received an interest in the Clearwater Trust consisting of cash and a coal royalty interest as consideration for its unsecured loan to Clearwater. See Note 5 — Agreements and Affiliations.

(5)	Unregistered security of a private trust.

(6)	The Company holds an interest in Plains All American GP LLC (“PAA GP”), which controls the general partner of Plains All American, L.P. The Company’s ownership of PAA GP is exchangeable into shares of Plains GP Holdings, L.P. (which trades on the NYSE under the ticker “PAGP”) on a one-for-one basis at the Company’s option. The Company agreed to a 15-month lock-up on any Plains GP shares it receives in exchange for its ownership in PAA GP (lock-up expires in January 2015). See Note 3 — Fair Value.

8. Derivative	Financial Instruments

As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (ASC 815), the following are the derivative instruments and hedging activities of the Company. See Note 2 — Significant Accounting Policies.

Option Contracts — Transactions in option contracts for the three months ended February 28, 2014 were as follows:

	Number of Contracts	Premium
Call Options Written
Options outstanding at November 30, 2013	—	$—
Options written	8,840	789
Options subsequently repurchased(1)	(1,000)	(99)
Options exercised	(5,240)	(456)

Options outstanding at February 28, 2014(2)	2,600	$234

(1)	The price at which the Company subsequently repurchased the options was $11, which resulted in net realized gains of $88.

(2)	The percentage of total investments subject to call options written was 0.2% at February 28, 2014.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Interest Rate Swap Contracts — The Company may enter into interest rate swap contracts to partially hedge itself from increasing expense on its leverage resulting from increasing interest rates. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction or that the terms of the replacement transaction would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early, then the Company could be required to make a termination payment. As of February 28, 2014, the Company did not have any interest rate swap contracts outstanding.

The following table sets forth the fair value of the Company’s derivative instruments on the Statement of Assets and Liabilities:

Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value as of February 28, 2014

Call options	Call option contracts written	$(205)

The following table sets forth the effect of the Company’s derivative instruments on the Statement of Operations.

Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	For the Three Months Ended February 28, 2014
		Net Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Call options	Options	$88	$29

9.    Investment Transactions

For the three months ended February 28, 2014, the Company purchased and sold securities in the amounts of $405,319 and $225,795 (excluding short-term investments and options).

10.    Credit Facility and Term Loan

At February 28, 2014, the Company had a $250,000 unsecured revolving credit facility (the “Credit Facility”). The Credit Facility has a three-year term, maturing on March 4, 2016. Under the Credit Facility, the interest rate varies between LIBOR plus 1.60% and LIBOR plus 2.25%, depending on the Company’s asset coverage ratios. The Company pays a fee of 0.30% per annum on any unused amounts of the Credit Facility.

For the three months ended February 28, 2014, the average amount outstanding under the Credit Facility was $79,022 with a weighted average interest rate of 1.74%. As of February 28, 2014, the Company had no outstanding borrowings under the Credit Facility. See Financial Highlights for the Company’s asset coverage ratios under the 1940 Act.

On February 18, 2014, the Company entered into a $150,000 unsecured term loan credit facility (the “Term Loan”). The Term Loan has a five-year commitment maturing on February 18, 2019, and borrowings under the Term Loan will bear interest at a rate of 3-month LIBOR plus 1.30%. The Company will pay a fee of 0.25% per annum on any unused amount of the Term Loan. The Company may borrow under the Term Loan at any time until February 18, 2015, at which point any unused portion of the commitment will terminate. At February 28, 2014, the Company had no outstanding borrowings under the Term Loan.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

11.    Notes

At February 28, 2014, the Company had $1,200,000 aggregate principal amount of Notes outstanding. On February 7, 2014, the Company completed an offering of $75,000 of Notes to qualified institutional buyers in a private offering pursuant to Rule 144A under the Securities Act. The Notes were issued under the same indenture as the $175,000 of the Series HH floating rate Notes issued by the Company on August 22, 2013. A portion of the proceeds from the offering were used on February 18, 2014, to redeem the Series N Notes ($50,000), which would have matured on November 4, 2014. See “Note 14 — Subsequent Events”.

The table below sets forth the key terms of each series of the Notes at February 28, 2014.

Series	Principal Outstanding, November 30, 2013	Principal Redeemed	Principal Issued	Principal Outstanding, February 28, 2014		Estimated Fair Value February 28, 2014	Fixed/Floating Interest Rate	Maturity Date
M	$60,000	$—	$—	$60,000		$61,700	4.560%	11/4/14
N	50,000	50,000	—	—		—	3-month LIBOR + 185 bps	11/4/14
O	65,000	—	—	65,000		67,300	4.210%	5/7/15
P	45,000	—	—	45,000		45,200	3-month LIBOR + 160 bps	5/7/15
Q	15,000	—	—	15,000		15,400	3.230%	11/9/15
R	25,000	—	—	25,000		26,200	3.730%	11/9/17
S	60,000	—	—	60,000		63,600	4.400%	11/9/20
T	40,000	—	—	40,000		43,000	4.500%	11/9/22
U	60,000	—	—	60,000		60,100	3-month LIBOR + 145 bps	5/26/16
V	70,000	—	—	70,000		73,100	3.710%	5/26/16
W	100,000	—	—	100,000		107,500	4.380%	5/26/18
X	14,000	—	—	14,000		14,200	2.460%	5/3/15
Y	20,000	—	—	20,000		20,500	2.910%	5/3/17
Z	15,000	—	—	15,000		15,300	3.390%	5/3/19
AA	15,000	—	—	15,000		15,300	3.560%	5/3/20
BB	35,000	—	—	35,000		35,500	3.770%	5/3/21
CC	76,000	—	—	76,000		77,200	3.950%	5/3/22
DD	75,000	—	—	75,000		74,300	2.740%	4/16/19
EE	50,000	—	—	50,000		48,900	3.200%	4/16/21
FF	65,000	—	—	65,000		63,400	3.570%	4/16/23
GG	45,000	—	—	45,000		43,200	3.670%	4/16/25
HH	175,000	—	75,000	250,000	(1)	250,500	3-month LIBOR + 125 bps(2)	8/19/16

	$1,175,000	$50,000	$75,000	$1,200,000		$1,221,400

(1)	The Series HH Notes consist of a $175,000 tranche and a $75,000 tranche. On January 10, 2014, the Company concluded an exchange offer of the original $175,000 unregistered Notes for registered Notes with holders of $174,700 Series HH Notes that elected to exchange their notes.

(2)	The $75,000 tranche of Notes were offered at a price of 100.232% plus accrued interest, which results in an effective interest rate of LIBOR plus 1.15%.

Holders of the fixed rate Notes are entitled to receive cash interest payments semi-annually (on June 19 and December 19) at the fixed rate. Holders of the floating rate Notes are entitled to receive cash interest payments quarterly (on March 19, June 19, September 19 and December 19) at the floating rate. During the three months ended February 28, 2014, the weighted average interest rate on the outstanding Notes was 3.19%.

As of February 28, 2014, each series of Notes were rated “AAA” by FitchRatings. In the event the credit rating on any series of Notes falls below “A-”, the interest rate on such series will increase by 1% during the period of time

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

such series is rated below “A-”. The Company is required to maintain a current rating from one rating agency with respect to each series of Notes.

The Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. The Notes contain various covenants related to other indebtedness, liens and limits on the Company’s overall leverage. Under the 1940 Act and the terms of the Notes, the Company may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Notes would be less than 300%.

The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption to the extent needed to satisfy certain requirements if the Company fails to meet an asset coverage ratio required by law and is not able to cure the coverage deficiency by the applicable deadline, or fails to cure a deficiency as stated in the Company’s rating agency guidelines in a timely manner.

The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on a parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company; and (4) junior to any secured creditors of the Company.

At February 28, 2014, the Company was in compliance with all covenants under the Notes agreements.

12.    Preferred Stock

At February 28, 2014, the Company had 17,960,000 shares of MRP Shares outstanding, with a total liquidation value of $449,000 ($25.00 per share). See “Note 14 — Subsequent Events”.

The table below sets forth the key terms of each series of the MRP Shares at February 28, 2014.

Series	Liquidation Value February 28, 2014	Estimated Fair Value February 28, 2014	Rate	Mandatory Redemption Date
A	$104,000	$112,800	5.57%	5/7/17
B	8,000	8,400	4.53%	11/9/17
C	42,000	44,900	5.20%	11/9/20
E(1)	120,000	121,056	4.25%	4/1/19
F(2)	125,000	122,050	3.50%	4/15/20
G(3)	50,000	50,880	4.60%	10/1/21

	$449,000	$460,086

(1)	Series E MRP Shares are publicly traded on the NYSE under the symbol “KYNPRE”. The fair value is based on the price of $25.22 on February 28, 2014.
(2)	Series F MRP Shares are publicly traded on the NYSE under the symbol “KYNPRF”. The fair value is based on the price of $24.41 as of February 28, 2014.
(3)	Series G MRP Shares are publicly traded on the NYSE under the symbol “KYNPRG”. The fair value is based on the price of $25.44 as of February 28, 2014.

Holders of the series A, B and C MRP Shares are entitled to receive cumulative cash dividend payments on the first business day following each quarterly period (February 28, May 31, August 31 and November 30). Holders of the series E, F and G MRP Shares are entitled to receive cumulative cash dividend payments on the first business day of each month.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The table below outlines the terms of each series of MRP Shares. The dividend rate on the Company’s MRP Shares will increase if the credit rating is downgraded below “A” by FitchRatings. Further, the annual dividend rate for all series of MRP Shares will increase by 4.0% if no ratings are maintained, and the annual dividend rate will increase by 5.0% if the Company fails to make dividend or certain other payments. The Company is required to maintain a current rating from one rating agency with respect to each series of MRP Shares.

	Series A, B and C	Series E, F and G
Rating as of February 28, 2014 (FitchRatings)	“AA”	“AA”
Ratings Threshold	“A”	“A”
Method of Determination	Lowest Credit Rating	Highest Credit Rating
Increase in Annual Dividend Rate	0.5% to 4.0%	0.75% to 4.0%

The MRP Shares rank senior to all of the Company’s outstanding common shares and on parity with any other preferred stock. The MRP Shares are redeemable in certain circumstances at the option of the Company and is also subject to a mandatory redemption if the Company fails to meet a total leverage (debt and preferred stock) asset coverage ratio of 225% or fails to maintain its basic maintenance amount as stated in the Company’s rating agency guidelines.

Under the terms of the MRP Shares, the Company may not declare dividends or pay other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to total leverage would be less than 225%.

The holders of the MRP Shares have one vote per share and will vote together with the holders of common stock as a single class except on matters affecting only the holders of MRP Shares or the holders of common stock. The holders of the MRP Shares, voting separately as a single class, have the right to elect at least two directors of the Company.

At February 28, 2014, the Company was in compliance with the asset coverage and basic maintenance requirements of its MRP Shares.

13.    Common Stock

On September 24, 2013, the Company commenced an “at-the-market” offering program (or “ATM program”). This ATM program enables the Company to sell newly issued shares of common stock at the market prices through ordinary brokers’ transactions. During the three months ended February 28, 2014, the Company issued 296,180 shares of common stock pursuant to the ATM program at an average price of $38.14 per share (gross proceeds of $11,298). The Company pays the sales agent a total commission of up to 2% of the gross sales price per share for shares sold pursuant to the program.

On February 25, 2014, the Company completed a public offering of 8,000,000 shares of common stock at a price of $37.05 per share. At February 28, 2014, the Company had 182,040,000 shares of common stock authorized and 108,906,740 shares outstanding. As of that date, KACALP owned 4,000 shares. Transactions in common shares for the three months ended February 28, 2014 were as follows:

Shares outstanding at November 30, 2013	100,418,659
Shares issued through reinvestment of distributions	191,901
Shares issued in connection with the offerings of common stock	8,296,180

Shares outstanding at February 28, 2014	108,906,740

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

14.    Subsequent Events

On March 12, 2014, the Company declared its quarterly distribution of $0.625 per common share for the first quarter of fiscal 2014 for a total quarterly distribution payment of $68,067. The distribution was paid on April 11, 2014 to common stockholders. Of this total, pursuant to the Company’s dividend reinvestment plan, $6,966 was reinvested into the Company through the issuance of 203,206 shares of common stock.

On April 14, 2014, the Company reached a conditional agreement with institutional investors relating to a private placement of $140,000 of Notes and $50,000 of MRP Shares. The private placement is expected to close on April 30, 2014, and there will be two fundings in connection with the transaction: (a) $80,000 of Notes and $50,000 of MRP Shares will be issued on April 30, 2014 (the “April Funding”), and (b) the remaining $60,000 of Notes will be issued on July 30, 2014 (the “July Funding”). The closing is subject to investor due diligence, legal documentation and other standard closing conditions. Proceeds from such offerings will be used to refinance existing indebtedness, to make new portfolio investments, and general corporate purposes.

The table below sets forth the key terms of the Notes and the MRP Shares:

Security	April Funding	June Funding	Total Amount	Interest Rate	Maturity Date
Series II Notes	$—	$30,000	$30,000	2.88%	7/30/19
Series JJ Notes	—	30,000	30,000	3.46%	7/30/21
Series KK Notes	80,000	—	80,000	3.93%	7/30/24
Series C MRP Shares	50,000	—	50,000	4.06%	7/30/21

	$130,000	$60,000	$190,000

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

KAYNE ANDERSON MLP INVESTMENT COMPANY

REPURCHASE DISCLOSURE

(UNAUDITED)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Company may from time to time purchase shares of its common and preferred stock and its Notes in the open market or in privately negotiated transactions.

Directors and Corporate Officers

Kevin S. McCarthy	Chairman of the Board of Directors, President and Chief Executive Officer

Anne K. Costin	Director

Steven C. Good	Director

Gerald I. Isenberg	Director

William H. Shea, Jr.	Director

Terry A. Hart	Chief Financial Officer and Treasurer

David J. Shladovsky	Secretary

Michael O’Neil	Chief Compliance Officer

J.C. Frey	Executive Vice President, Assistant Secretary and Assistant Treasurer

James C. Baker	Executive Vice President

Ron M. Logan, Jr.	Senior Vice President

Jody C. Meraz	Vice President

Investment Adviser KA Fund Advisors, LLC 811 Main Street, 14th Floor Houston, TX 77002	Administrator Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

1800 Avenue of the Stars, Third Floor Los Angeles, CA 90067	Stock Transfer Agent and Registrar American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219

Custodian JPMorgan Chase Bank, N.A. 14201 North Dallas Parkway, Second Floor Dallas, TX 75254	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 601 S. Figueroa Street, Suite 900 Los Angeles, CA 90017

Legal Counsel Paul Hastings LLP 55 Second Street, 24th Floor San Francisco, CA 94105

Please visit us on the web at http://www.kaynefunds.com or call us toll-free at 1-877-657-3863.

This report, including the financial statements herein, is made available to stockholders of the Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in this report.